UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 27, 2018

Two Rivers Water & Farming Company

(Exact name of registrant as specified in charter)

Colorado	000-51139	13-4228144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

3025 South Parker Rd. Suite 140 Aurora, Colorado	80014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(303) 221-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2018 Annual Meeting of Stockholders was held on November 27, 2018. The stockholders: (1) elected all of the Company’s nominees as directors; (2) ratified the appointment of M&K CPAs, PLLC as the Company’s independent registered public accounting firm, and (3) approved the non-binding, advisory resolution on executive compensation. The record date was September 28, 2018 with 34,847,967 shares outstanding. Total shares voted were 25,718,396, which included 22,167,673 broker non-votes. Therefore a quorum was reached to hold a proper shareholder meeting.

PROPOSALS:

Proposal 1: Election of Directors

The following directors were elected to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified: Wayne Harding, Samuel Morris, Michael Harnish, James Cochran, T. Keith Wiggins and Christopher Bragg.

Voting results:

Name	FOR	WITHHELD
MICHAEL W. HARNISH	3,156,356	1,044,367
WAYNE E. HARDING III	3,193,766	1,006,957
SAMUEL MORRIS	3,157,056	1,043,667
JAMES COCHRAN	3,162,936	1,037,787
T. KEITH WIGGINS	3,154,256	1,046,467
CHRISTOPHER BRAGG	3,146,236	1,054,487

Results: The Board represented by the ballot was re-elected. However, the following board members re-affirmed their resignation previously submitted to this election and will not serve:

Michael Harnish

Samuel Morris

James Cochran

T. Keith Wiggins

Christopher Bragg

Therefore, presently the only board member is Wayne Harding. The Company plans to appoint additional directors in the near future to serve until the next shareholder meeting.

Proposal 2: To ratify appointment of auditors, M&K CPAs, PLLC

Voting results:

FOR	AGAINST	ABSTAIN
25,074,939	732,871	560,586

Results: Passed

Proposal 3: Approval, on an advisory basis, the compensation of Wayne Harding, as disclosed pursuant to Item 402 of Regulation S-K and in the December 31, 2017 Form 10K under “Executive Compensation”.

Voting results:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,701,779	1,071,607	427,337	12,923,521

Results: Approval

After the voting and announcement of voting results, the Company’s CEO, Wayne Harding, gave a brief update. This update covered:

a.	Company has drastically reduced general and administrative cost

b.	Company needs to obtain capital and revenue

i.	Capital

1.	Best would be a strategic partnership to expand our hemp production and invest in our water assets

2.	The Company has some potential sources of debt financing as an alternative or to use in conjunction with a strategic partnership

ii.	Revenue – the Company needs to create stable and reoccurring sources of revenue, which potentially can be derived from:

1.	Hemp expansion – either crop share or actual production. Best opportunity would be to become vertically integrated.

2.	Water repairs and improvements

a.	Leasing of water and water storage

b.	Sale of water – Metro District opportunity

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Two Rivers Water & Farming Company
(Registrant)

Date: November 28, 2018	By:	/s/ Wayne Harding
Wayne Harding Chief Executive Officer